UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 5, 2014

Planar Systems, Inc.

(Exact name of registrant as specified in its charter)

Oregon	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(Address of principal executive offices, including zip code)

(503) 748-1100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 5, 2014, Planar Systems, Inc. (the “Company”) issued a press release announcing its financial and operating results for the quarter and fiscal year ended September 26, 2014, and its expectations regarding certain financial results for the first quarter of the 2015 fiscal year (the “Earnings Release”). The Earnings Release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from the forward-looking statements. The Earnings Release is furnished herewith as Exhibit 99.1 to this Report and shall not be deemed filed for purposes of Section 18 of the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this report:

Exhibit	Description

99.1	Press Release of Planar Systems, Inc. dated November 5, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANAR SYSTEMS, INC. (Registrant)

By:	/S/ Stephen M. Going
Stephen M. Going
Senior Vice President, General Counsel and
Secretary

Date: November 5, 2014